EXHIBIT 23.1

               CONSENT OF INDEPENDENT ACCOUNTANTS



We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated February
26, 2003 relating to the financial statements, which is incorporated by reference in Detwiler, Mitchell & Co's Form 10-K for the year ended December 31, 2002.

/s/PricewaterhouseCoopers LLP

Boston, Massachusetts
May 2, 2003